UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

Form 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026
___________________

WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

___________________

Commission File Number: 001-10932
Delaware		13-3487784
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2026, WisdomTree, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The Company’s stockholders voted on three proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026) at the 2026 Annual Meeting. Continental Stock Transfer and Trust Company, the independent inspector of election (the “Inspector of Election”) for the 2026 Annual Meeting, delivered its final vote tabulation on June 18, 2026 that certified the final voting results for each of the matters that were submitted to a vote at the 2026 Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each stockholder of record was entitled to one vote per share of common stock on each proposal. On April 23, 2026, the record date for the 2026 Annual Meeting (the “Record Date”), there were 152,437,434 shares of common stock outstanding. Present at the 2026 Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 132,636,451 votes, or 87.01% of the voting power entitled to vote at the 2026 Annual Meeting as of the Record Date, constituting a quorum.

Proposal 1.	To elect nine members of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders.
WisdomTree Nominees	For	% Voted For(1)	Against	Abstain	Broker Non-Votes
LYNN S. BLAKE	124,870,734	99.71%	353,524	23,656	7,388,537
ANTHONY BOSSONE	122,357,273	97.73%	2,839,583	51,058	7,388,537
SMITA CONJEEVARAM	121,966,703	97.39%	3,257,250	23,961	7,388,537
RILLA DELORIER	123,727,162	98.82%	1,475,173	45,579	7,388,537
DANIELA MIELKE	123,962,450	99.00%	1,241,095	44,369	7,388,537
SHAMLA NAIDOO	122,198,031	97.58%	3,018,268	31,615	7,388,537
TONIA PANKOPF	123,853,534	98.92%	1,350,346	44,034	7,388,537
FRANK SALERNO	125,170,548	99.95%	53,436	23,930	7,388,537
JONATHAN STEINBERG	125,014,052	99.83%	209,317	24,545	7,388,537

The Company’s stockholders voted to elect Lynn S. Blake, Anthony Bossone, Smita Conjeevaram, Rilla Delorier, Daniela Mielke, Shamla Naidoo, Tonia Pankopf, Frank Salerno and Jonathan Steinberg as directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
For	% Voted For(1)	Against	Abstain	Broker Non-Votes
131,594,426	99.24%	996,752	45,273	—

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3.	An advisory resolution to approve the compensation of the Company’s named executive officers.
For	% Voted For(1)	Against	Abstain	Broker Non-Votes
123,515,009	98.66%	1,671,615	61,290	7,388,537

 The Company’s stockholders approved an advisory resolution on the compensation of the Company’s named executive officers.

(1)	“% VOTED FOR” reported for proposal nos.1, 2 and 3 is the percentage of votes cast “for” each respective proposal divided by the sum of the votes cast “for” and “against.”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE, INC.

Date: June 18, 2026	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer

3